UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):    October 19, 2004


                        FIRST FINANCIAL BANKSHARES, INC.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Texas                       0-7674                      75-0944023
-----------------------       --------------------         -------------------
(State of Incorporation)      (Commission File No.)        (IRS Employer
                                                           Identification No.)


                      400 Pine Street, Abilene, Texas 79601
                      -------------------------------------
              (Address of Principal Executive Offices and Zip Code)

                  Registrant's Telephone Number (325) 627-7155

ITEM 2.02     Results of Operations and Financial Condition

     Attached as an exhibit to this Form 8-K is the earnings release for the quarter ended September 30, 2004 of First Financial Bankshares, Inc.


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FIRST FINANCIAL BANKSHARES, INC.
                                           (Registrant)



DATE:  October 19, 2004             By:    /S/ F. Scott Dueser
                                           -------------------------------------
                                           F. SCOTT DUESER
                                           President and Chief Executive Officer

                                                                         EXHIBIT



For immediate release              For More Information:
                                   J. Bruce Hildebrand, Executive Vice President
                                   325.627.7155


                      FIRST FINANCIAL BANKSHARES ANNOUNCES
                 8.1 PERCENT INCREASE IN THIRD QUARTER EARNINGS

ABILENE, Texas, October 19, 2004 - First Financial Bankshares, Inc. today reported quarterly earnings of $9.85 million for the third quarter of 2004 as compared to $9.11 million for the same period last year, an increase of 8.1 percent. Basic earnings per share for the quarter amounted to $0.64 as compared to $0.59 for the third quarter of 2003, an 8.5 percent increase.

Several factors contributed to the Company's improved earnings for the third quarter. Net interest income increased 11.4 percent to $21.30 million compared to $19.11 million in the previous year's third quarter, primarily as the result of rising interest rates and a higher volume of loans. Revenue from service fees increased 45.2 percent over the third quarter of 2003, from $3.98 million to $5.78 million, primarily as a result of an increased number of accounts and transactions. At the same time, noninterest expense increased 12.8 percent, to $16.81 million compared to $14.90 million in the same quarter of the prior year, due primarily to increased accruals for the Company's profit sharing plan caused by increased earnings.

For the first nine months ended September 30, 2004, net income totaled $29.11 million as compared to $26.78 million for the first nine months of 2003, an increase of 8.7 percent. Basic earnings per share for the first nine months of 2004 were $1.88 compared to $1.73, an increase of 8.7 percent.

As of September 30, 2004, consolidated assets for the Company totaled $2.206 billion, compared to $2.070 billion at the same time a year ago. Loans totaled $1.126 billion at September 30, 2004, an increase of 18.7 percent compared to loans of $948.5 million a year ago. Total deposits stood at $1.847 billion at September 30, 2004, compared to $1.788 billion the previous year. Shareholders' equity rose to $264.3 million at September 30, 2004, compared to $249.1 million the prior year.

"We benefited in the third quarter from an improving economy, rising interest rates and the successful implementation of new products," said F. Scott Dueser, President and Chief Executive Officer. "Noninterest income continued to improve and loan volume showed strength, especially in the market for real estate and commercial loans. We also continued to grow our franchise during the quarter, including completion of the acquisition of Liberty National Bank in Granbury and the announcement of plans to acquire First National Bank, Glen Rose."

Headquartered in Abilene, Texas, First Financial Bankshares is a financial holding company with consolidated assets totaling $2.2 billion operating eleven separately chartered banks with 29 locations in Texas, a trust company and a technology operating company. These subsidiaries are First National Bank of Abilene, Abilene; Eastland National Bank, Eastland; First Financial Bank, N.A., Cleburne; Liberty National Bank, Granbury; Hereford State Bank, Hereford; City National Bank, Mineral Wells; San Angelo National Bank, San Angelo; First Financial Bank, N.A., Southlake; Stephenville Bank & Trust Co., Stephenville; First National Bank, Sweetwater; Weatherford National Bank, Weatherford; First Financial Trust & Asset Management Company, N.A.; and First Technology Services, Inc.

The Company is listed on The Nasdaq Stock Market under the trading symbol FFIN. For more information about First Financial Bankshares, access their Web site at http://www.ffin.com.




                                      *****

Certain statements contained herein may be considered "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the Company's management, as well as assumptions made beyond information currently available to the Company's management, and may be, but not necessarily are, identified by such words as "expect", "plan", "anticipate", "target", "forecast" and "goal". Because such "forward-looking statements" are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company's expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. Other key risks are described in the Company's reports filed with the Securities and Exchange Commission, which may be obtained under "Investor Relations-Documents/Filings" on the Company's Web site or by writing or calling the Company at 325.627.7155. Except as otherwise stated in this news announcement, the Company does not undertake any obligation to update publicly or revise any forward-looking statements because of new information, future events or otherwise.

                        FIRST FINANCIAL BANKSHARES, INC.
                   CONSOLIDATED FINANCIAL SUMMARY (UNAUDITED)
                 (In thousands, except share and per share data)


                                                                                                           September 30,
                                                                                                 --------------------------------
                                                                                                       2004              2003
                                                                                                 ---------------   --------------
ASSETS:
Cash and due from banks                                                                          $        89,270   $      112,016
Fed funds sold                                                                                             7,750           30,750
Investment securities                                                                                    892,982          900,585
Loans                                                                                                  1,125,940          948,521
     Allowance for loan losses                                                                           (13,680)         (11,462)
                                                                                                 ---------------   --------------
Net loans                                                                                              1,112,260          937,059
Premises and equipment                                                                                    47,602           42,844
Goodwill and intangible assets                                                                            31,824           24,769
Other assets                                                                                              24,063           21,836
                                                                                                 ---------------   --------------
     Total assets                                                                                $     2,205,751   $    2,069,859
                                                                                                 ===============   ==============

LIABILITIES AND SHAREHOLDERS'  EQUITY:
Noninterest-bearing deposits                                                                     $       486,255   $      446,796
Interest-bearing deposits                                                                              1,361,143        1,341,547
                                                                                                 ---------------   --------------
     Total deposits                                                                                    1,847,398        1,788,343
Fed Funds purchased and repurchase agreements                                                             72,000           13,934
Other liabilities                                                                                         22,021           18,493
Shareholders' equity                                                                                     264,332          249,089
                                                                                                 ---------------   --------------
     Total liabilities and shareholders' equity                                                  $     2,205,751   $    2,069,859
                                                                                                 ===============   ==============


                                                                       Three Months Ended               Nine Months Ended
                                                                         September 30,                    September 30,
                                                                ------------------------------   --------------------------------
INCOME STATEMENTS                                                     2004            2003             2004              2003
                                                                --------------   -------------   ---------------   --------------
Interest income                                                 $       25,391   $      23,209   $        73,311   $       71,556
Interest expense                                                         4,094           4,097            11,378           13,302
                                                                --------------   -------------   ---------------   --------------
Net interest income                                                     21,297          19,112            61,933           58,254
Provision for loan losses                                                  532             233             1,018              969
                                                                --------------   -------------   ---------------   --------------
Net interest income after
     provision for loan losses                                          20,765          18,879            60,915           57,285
Net gain on sale of student loans                                           82              17             2,511            1,839
Trust fees                                                               1,578           1,499             4,667            4,412
Service charges on deposits                                              5,785           3,983            15,057           11,778
Real estate mortgage fees                                                  573             984             1,548            2,483
Net gain on sale of real estate                                             55             702               171              728
Other noninterest income                                                 1,778           1,671             5,152            5,191
Noninterest expense                                                     16,812          14,905            49,200           45,531
                                                                --------------   -------------   ---------------   --------------
     Net income before income taxes                                     13,804          12,830            40,821           38,185
Income tax expense                                                       3,951           3,716            11,708           11,400
                                                                --------------   -------------   ---------------   --------------
     Net income                                                 $        9,853   $       9,114   $        29,113   $       26,785
                                                                ==============   =============   ===============   ==============

PER COMMON SHARE DATA
Net income - basic                                              $         0.64   $        0.59   $          1.88   $         1.73
Net income - diluted                                                      0.63            0.59              1.87             1.73
Cash dividends                                                            0.34            0.31              0.99             0.90
Book value                                                                                                 17.05            16.10
Market  value                                                                                              40.16            36.96
Shares outstanding - end of period                                  15,501,471      15,475,767        15,501,471       15,475,767
Average outstanding shares - basic                                  15,498,069      15,474,478        15,490,849       15,465,858
Average outstanding shares - diluted                                15,563,627      15,542,769        15,561,233       15,523,260

PERFORMANCE RATIOS
Return on average assets                                                  1.82 %          1.78 %            1.84 %           1.78 %
Return on average equity                                                 15.14           14.69             15.13            14.70
Net interest margin (tax equivalent)                                      4.52            4.35              4.51             4.38
Efficiency ratio                                                         51.86           51.27             51.90            51.99


                        FIRST FINANCIAL BANKSHARES, INC.
                       SELECTED FINANCIAL DATA (UNAUDITED)
                                 (In thousands)



                                                                                   Quarter Ended
                                                                      2004                                      2003
                                                ----------------------------------------------   --------------------------------
                                                     Sept 30,         June 30,      Mar. 31,         Dec. 31,          Sept 30,
                                                -------------   --------------   -------------   ---------------   --------------
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period                   $     11,932   $       11,792   $      11,576   $        11,462   $       11,523
Loans charged off                                        (331)            (317)           (241)             (401)            (526)
Loan recoveries                                           147              149             279               307              232
                                                -------------   --------------   -------------   ---------------   --------------
Net (charge-offs) recoveries                             (184)            (168)             38               (94)            (294)
Allowance established at acquisition                    1,400                -               -                 -                -
Provision for loan losses                                 532              308             178               208              233
                                                -------------   --------------   -------------   ---------------   --------------
Balance at end of period                        $      13,680   $       11,932   $      11,792   $        11,576   $       11,462
                                                =============   ==============   =============   ===============   ==============

Allowance for loan losses /
     period-end loans                                    1.21 %           1.18 %          1.22 %            1.17 %           1.21 %
Allowance for loan losses /
     nonperforming loans                                295.8            690.7           767.0             661.0            711.1
Net charge-offs / average loans
     (annualized)                                        0.07             0.07           (0.02)             0.04             0.12


NONPERFORMING ASSETS
Nonaccrual loans                                $       4,564   $        1,691   $       1,531   $         1,690   $        1,552
Accruing loans 90 days past due                            60               36               6                61               60
                                                -------------   --------------   -------------   ---------------   --------------
     Total nonperforming loans                          4,624            1,727           1,537             1,751            1,612
Foreclosed assets                                         514              798             961             1,420            1,411
                                                -------------   --------------   -------------   ---------------   --------------
     Total nonperforming assets                  $      5,138   $        2,525   $       2,498   $         3,171   $        3,023
                                                =============   ==============   =============   ===============   ==============

As a % of loans and foreclosed assets                    0.46 %           0.25 %          0.26 %            0.32 %           0.32 %


CAPITAL RATIOS
Tier 1 Risk-based                                       17.50 %          18.88 %         19.31 %           18.83 %          19.14 %
Total Risk-based                                        18.56            19.87           20.33             19.83            20.17
Tier 1 Leverage                                         10.46            10.95           10.79             10.60            10.55
Equity to assets                                        11.98            11.98           12.68             12.02            12.03



                                                                       Three Months Ended               Nine Months Ended
                                                                         September 30,                    September 30,
                                                                ------------------------------   --------------------------------
NONINTEREST EXPENSE                                                   2004            2003             2004              2003
                                                                --------------   -------------   ---------------   --------------
Salaries and Employee Benefits                                  $        9,095   $       8,029   $        26,758   $       24,842
Net Occupancy Expense                                                    1,094           1,005             3,136            2,969
Equipment Expense                                                        1,309           1,226             4,147            3,603
Printing, Stationery and Supplies                                          352             360             1,061            1,034
Service Charges from Correspondents                                        411             368             1,193            1,127
Amortization of Intangible Assets                                           47              34               115              101
Other Noninterest Expense                                                4,504           3,883            12,790           11,855
                                                                --------------   -------------   ---------------   --------------
Total Noninterest Expense                                       $       16,812   $      14,905   $        49,200   $       45,531
                                                                ==============   =============   ===============   ==============

                        FIRST FINANCIAL BANKSHARES, INC.
                       SELECTED FINANCIAL DATA (UNAUDITED)
                                 (In thousands)


                                                                       Three Months Ended               Nine Months Ended
SELECTED AVERAGE BALANCES                                                September 30,                    September 30,
                                                                ------------------------------   --------------------------------
                                                                      2004            2003             2004              2003
                                                                --------------   -------------   ---------------   --------------
Total Loans                                                     $    1,078,233   $     941,110   $     1,013,608   $      940,277
Investment Securities                                                  898,031         883,297           914,739          852,505
Federal Funds Sold and Other Short Term Investments                     13,190          41,438            20,783           50,684
                                                                --------------   -------------   ---------------   --------------
Total Interest Earning Assets                                   $    1,989,454   $   1,865,845   $     1,949,130   $    1,843,466
                                                                ==============   =============   ===============   ==============

Interest Bearing Deposits                                       $    1,344,737   $   1,317,603   $     1,326,765   $    1,301,925
Federal Funds Purchased and Repurchase Agreements                       72,025          13,721            58,756           19,562
                                                                --------------   -------------   ---------------   --------------
Total Interest Bearing Liabilities                              $    1,416,762   $   1,331,324   $     1,385,521   $    1,321,487
                                                                ==============   =============   ===============   ==============

Shareholders' Equity                                            $      258,866   $     246,162   $       257,079   $      243,687
                                                                ==============   =============   ===============   ==============

Total Assets                                                    $    2,156,961   $   2,030,553   $     2,114,578   $    2,006,698
                                                                ==============   =============   ===============   ==============
